E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC VIRTUAL INVESTOR DAY | FEBRUARY 21, 2023

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward–looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this presentation should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward–looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward–looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward–looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; continuing increases in inflation; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; continuing risks and uncertainties relating to the COVID–19 pandemic and government responses thereto; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; material changes outside the U.S. or in overseas relations, including changes in U.S. trade relations related to imposition of tariffs, Brexit, and the phase out of the London Interbank Offered Rate (“LIBOR”); the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward–looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10–K, Quarterly Reports on Form 10–Q, and Current Reports on Form 8–K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward–looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 51-52. Important Information 2

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 3 Submit your questions at any time during presentations and Q&A sessions Trouble with this form? Send your questions to HBNC@lambert.com.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Craig M. Dwight Chairman & Chief Executive Officer 4

HORIZON BANK

Welcome



Craig M. Dwight
Chairman & CEO



Thomas M. Prame
President



Mark E. Secor
EVP & Chief Financial Officer



Kathie A. DeRuiter
EVP & Senior Operations Officer



Lynn M. Kerber
EVP & Chief Commercial Banking Officer



Scott T. Kosik
SVP & Director of Digital Banking



Noe S. Najera
EVP, Senior Retail & Mortgage Lending Officer

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2023 Investor Day Agenda

2022 Results and 2023 Market Outlook	Craig Dwight
2023 Plan Overview	Thomas Prame
Investments in Technology and Digital Banking Roadmap	Kathie DeRuiter and Scott Kosik
Question and Answer Session	
Commercial Banking Strategy	Lynn Kerber
Consumer and Mortgage Strategy	Noe Najera
Question and Answer Session	
Financial Performance and Outlook	Mark Secor
Question and Answer Session	
Closing Remarks	Thomas Prame

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Attractive and Stable Markets



Charlevoix
Cadillac
Midland
MICHIGAN
Grand Rapids
Lansing
Troy
Kalamazoo
South Bend
Michigan City
Fort Wayne
Lafayette
INDIANA
Indianapolis
Columbus

Strength of Markets

150 years of service

70+ LOCATIONS — In attractive markets in Indiana and Michigan

NATURAL RESOURCES — Available water with fewer and lower risk of natural disasters

- Increasing private & public investment, State surplus
- Commercial borrowers with strong balance sheets
- Outlook calls for increasing labor participation rates
- Illinois' outbound migration

Favorable Local Economic Trends

Economically strong college markets and governmental seats

High home ownership

- Diverse industry segments
- Low employment rate

- Growing populations; exit from Chicago / Illinois
- South Shore Line Double Track expansion

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HORIZON BANK

Multiple High Growth Markets

Northern Indiana



$2.4B Deposits

27 Branches

- Significant manufacturing, healthcare, and education industries
- Over $1.5B in public and private investments since 2012
- Attractive market to avoid the high cost of Chicago

Central Indiana



$1.5B Deposits

18 Branches

- Greater Indianapolis area a high growth segment for the Midwest
- Purdue University collaborates with contiguous cities of Lafayette and West Lafayette

Michigan



$1.9B Deposits

26 Branches

- Positive and stable economic base comparable to markets in Northern Indiana
- Grand Rapids one of the most attractive markets in the Midwest
- Significant local investment in technology and start up innovation

	Northern Indiana	Central Indiana	Michigan
Median HHI	$68,745	$98,246	$63,139
'23 – '28 HHI Growth	10.36%	11.36%	11.31%
'23 – '28 Pop. Growth	1.21%	1.86%	0.24%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data. Deposit data as of 12/31/2022.

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2022 Results 9 2022 Goals 2022 Results Annual Commercial Loan Growth 10 - 14% 11% Reduction in Mortgage Originations 15 - 18% 35% Annual Consumer Loan Growth 10 - 14% 31% Annual Expenses to Average Assets <2.00% 1.90% ROAA >1.30% 1.24% ROAE >12.50% 13.66%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2022 Highlights Growth Expansion Improved Efficiencies Increased Net Income 21 out of the past 22 years Digital Expansion Continued expansion of our digital brand Workforce Reduction Completion of a reduction in workforce at December 31, 2022 Branch Closures Consolidation of under- utilized branch locations 10

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Thomas M. Prame President 11

A Diverse and Growing Platform

As of 12/31/2022 ($ In millions)	Loans	Deposits	Non Interest Income
Commercial • Growing Markets	$2,467	$3,306	$5.2
Consumer • +70 branches	$968	$2,552	$13.4
Mortgage • Adaptable Platform	$723	-	$12.8
Wealth • Recent Investments	-	-	$5.4

Benefits

- Multiple Earnings Streams
- Diversified Revenue and Credit Risk
- Adjusts to Varying Economic Cycles

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2023 Strategic Outlook Continued Commitment To Our Shareholders, Clients and Advisors People First Culture • Building the highest quality team • Career planning • Succession plans • Advisor groups • Community engagement Balance Sheet Strength • Reinvesting cash flows • Growth in higher yielding lending segments • Lower cost funding from branches, Commercial and Treasury Management Stable Income • Steady Net Interest Income • Elevated growth in Non-Interest Income • Well-managed expenses Capital Deployment • Focused on long-term shareholder value • Modest M&A environment • Strong dividend yield 13

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2023 Objectives Performance Metrics 2023 Objectives Annual Commercial Loan Growth 6 – 9% Annual Consumer Loan Growth 4 – 6% Net Interest Margin 2.70 – 2.80% Net Interest Income $185 - $195 Million Annual Expenses to Average Assets <1.90% ROAA >1.10% ROAE >11.70% 14

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Kathie A. DeRuiter Executive Vice President & Senior Operations Officer 15

Technology Investments


Horizon's Technology Investment Categories

01 Strategic Applications

Systems and programs needed by particular business units, including: Velocity, Ellie Mae, Verafin, ADP, Finastra and others

02 Electronic/Remote Delivery

All systems that allow customers to bank electronically, including: Online banking, Contact Center, and ATM\ITM deployments

03 Data Communication

Data transmission, internet costs for branches, ATMs, ITMs, and related hardware

04 Infrastructure

PC & network hardware, software and related outsourced expenses

05 Core

Maintenance costs, staffing, and outsourced expenses

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Investing in Experience and Efficiency

Key Investment Highlights

- Continued investment in technology to advance client facing applications, improve internal workflows and strengthen infrastructure

Commitment to In-House Core Processing

- Unrestricted innovation at a lower cost
- Custom core development and functionality
- Robotic process automation
- Flexibility to acquire (TCF completed in unprecedented timeline)

Strategic Application Spend
($ in millions)


$1.3
$5.1
$5.6
2018
2022
2023

297% since 2018



$2.53
Core Spending per Account



$5.10
Peer Spending per Account

Source: PeerMatrix

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HORIZON BANK

Executing Our Plan

Realizing Tangible Benefits

2019

ITM (Interactive Teller Machines) Video Banking

Weiland Relationship Pricing for 3,429 Clients

2020

Live Chat – Omnichannel Customer Service 24/7 (Equiv. 6FTEs)

Secure File Exchange Portal and Digital Signature for $450mm PPP Loans

2021

Encompass Mortgage LOS and Compensafe (+5,000 Loans Booked)

Zelle for Consumer P2P (130,000 + transactions; $30mm)

2022

Credit Advisor

Digital Banking User Interface Enhancements

2023

CardHub and Contactless

Digital Sales Enhancements (loans and deposits)

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Innovation Through Investment in Top Talent

Investment in applications to enhance customer experience coupled with talent investment is the recipe for successful implementation and value creation

Optimize resources and technology

- Increase project throughput by segmenting talent for strength and efficiencies, investing where pieces are missing

Metrics and reporting

- Continued monitoring for improvement and skills assessment to fill gaps in technology areas

Project management and reporting

- Increase transparency and communication through effective team growth in specialty areas

Roles & Responsibilities

- Technology is increasingly complex, specialization allows for continued productivity and growth in strategic areas



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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Scott Kosik Senior Vice President, Director of Digital Banking 20

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2121 Digital Banking: Primary Point of Engagement Digital Clients(1) 2019 2022 92k 130k Mobile App Downloads 2019 2022 18k 45k Checking Accounts Opened Digitally % of Total(2) 2019 2022 0% 21% Digital Transactions % of Total 2019 2022 60% 73% Larger Audience Digitally Engaged (1) Total retail and business customers enrolled in online banking (2) Includes Basic Checking, Fresh Start, Interest Checking and 55+ Checking products only

HORIZON BANK

Four Pillars to Digital Success

Investing in the Right Client Facing Solutions

Financial Wellness

- CardHub
- CreditAdvisor
- Alert improvements

Customer Experience

- Debit reward integration
- Real-time enhancements
- Credit card integration

Sales & Offers

- Digital account opening enhancements
- Apply for mortgage, home equity, consumer
- Credit card sales

Payments

- CardHub
- FedNow
- Contactless cards
- Zelle upgrades

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Empowering Financial Wellness

Horizon Bank's CreditAdvisor

Consumer Benefits

- Free credit score updates and insight
- Fraud monitoring and ability to dispute inaccuracies
- Financial wellness education and credit score simulator
- Personalized money saving offers
- Full integration to digital platform



9:41
SAMPLE Financial
Credit Score
Score
Offers
Alerts
Resources
720
300
850
VantageScore 3.0 from TransUnion
Updated: June 30, 2022
Refresh Score
Recommended for You
Pay as low as $262 / 60 months.
Consolidate your credit cards into one monthly payment.
Analysis
Report
Simulator
Score Rating
Good
Payment History
Grade B
Credit Score & Report
SUMMARY
Open Accounts
17
Delinquent
0
Total Balances
$261,191
Derogatory
0
Monthly Payments
$2,818
Inquiries
0
CREDIT CARDS
US BANK - 5X0X97****
Last updated April 07, 2020
Balance
$3,400
Account Details
OPEN
Account Type
Credit Card
Credit Type
Revolving
Open Since
Feb 13, 2017
Ownership
Individual
Current Balance
$3,400
Highest Balance
$8,000
Credit Limit
$15,000
CURRENT SCORE
SIMULATED SCORE
Manage Payment Activity
1 mo.
2 mo.
3 mo.

3Q22 | 4Q22 | 1Q23 | 2Q23

Completed Late 2022

Horizon Bank's CreditAdvisor is powered by SavvyMoney

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® CardHub is powered by Fiserv Integrated Payments to Drive Value Unified Card Management Through CardHub 24 • Get cards quick (digital issuance) • Use cards easily (push to mobile wallet) • Manage cards on the go (on/off, lost, stolen, replace) • Understand spending clearly • Real-time controls and alerts • Full integration for seamless digital experience 1Q23 2Q23 3Q23 4Q23 To be Completed 2H23 24 Consumer Benefits

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 4,257 5,689 4,687 89 479 411 2020 2021 2022 Savings Volume and Composition Since Inception(1) Traditional Digital 98% 92% 7,562 9,195 8,746 152 2,350 2,310 2020 2021 2022 Checking Volume and Composition Since Inception(1) Traditional Digital Efficient Digital Account Opening 2% 20% 21% 79%80%98% 92% 2% 8% 8% 25 • Open in less than 5 minutes • Integrations to get account opened, funded and engaged • 24/7 access from anywhere on any device delivers convenience • Expanding product suite in 2023 1H23 2H23 To be completed 2H23 TIMELINE (1) Digital account opening commenced Nov. 2020 Consumer Benefits

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Q&A Session 26 Craig Dwight, Thomas Prame, Kathie DeRuiter and Scott Kosik

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Lynn Kerber Executive Vice President & Chief Commercial Banking Officer 27

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $1,679 $1,541 $1,532 $1,648 $1,820 $369 $506 $451 $503 $647 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 CRE C&I Strong Commercial Loan Growth Trend and Outlook 28 Excludes Paycheck Protection Program Loans • Targeted growth of 6 to 9% • Focus on core markets, and growth markets of Troy, West Michigan, Northwest Indiana, and Greater Indianapolis • Leverage recent investment in lending personnel 2023 FocusHistorical Trend 2022 Commercial Loan Growth: 11.4%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 29 Commercial Loan Portfolio Diversified & Granular Northern Indiana, 13% Central Indiana, 34% Other, 3% Southwest Michigan, 17% Northern Michigan, 11% East Michigan, 7% West Michigan, 15% Non-Owner Occupied Real Estate, 47% C&I, 26% Owner Occ. Real Estate, 23% Agriculture, 2% Develop./Land, 1% Res. Spec. Homes, 1% Commercial Loan Portfolio Composition Geographic Dispersion As of 12/31/2022

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Strategies for Growth 30 Specialization & Community Support Products and Services Relationship Focused • Consultative approach • Responsive service • Experienced team with industry specialization • Local knowledge and decision making • Community engagement • Tailored customer solutions • Core offerings of CRE, C&I and Treasury • Expanded services in Construction Lending and Equipment Finance • Expanded Employee Benefits Program and Wealth Management • Leverage PPP lending relationships • Increase awareness and utilization of SBA programs • Economic and community development programs

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Focus on Customer Experience and Operational Excellence 31 Automation of Internal Processes Sales Management Application Process and Compliance Support Digital Small Business Lending Commercial Loan Origination System

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Noe Najera Executive Vice President, Senior Retail & Mortgage Lending Officer 32

Diverse Retail Lending Platform

Retail Branches

- 70+ locations
- Focused on customer needs and responsive service
- Attractive markets
- Community engagement and leadership
- New Gary, Indiana retail branch

Consumer Lending

- Leverage branch network
- Flexible and competitive products
- Experienced leadership in automatic lending
- Automatic approval

Mortgage & Warehouse Lending

- Seasoned mortgage lenders
- Diverse mortgage product offerings
- Expanded Community Reinvestment Act products
- Warehouse lending diversification

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $233 $321 $297 $354 $467 $314 $349 $358 $373 $482 $669 $770 $624 $594 $653 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Direct Indirect Mortgage Consumer and Mortgage Loan Growth and Outlook 34 • Targeted growth of 4 to 6% • Increasing portfolio yields • Focus on core markets and growth markets of West Michigan, Northwest Indiana, Greater Indianapolis • Continued investment in CRA and mortgage lending personnel 2023 FocusHistorical Trends 2022 Retail Growth: 21% 34 ($ in Millions)

Consumer Direct Loan Portfolio

Positioned for Growth

Retail Branch Distribution
Significant Upside

- Consumer direct loan targeted growth of 6 to 8% in 2023
- Production expected to exceed $225 million in 2023
- TCF locations fully on board and producing better than expected
- Competitive and well-positioned HELOC/HE loan products
- Data driven marketing programs driving new volumes, line usage and balance transfers



Unsecured, 0.2%
Other, 0.2%
Direct Auto, 5.8%
RV & Boat, 6.0%
Home Equity Term, 11.5%
Total Direct Outstanding $467M
HELOCs, 76.3%

as of December 31, 2022

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 36 • Anticipate portfolio to remain relatively flat in 2023 • Expanding margins with new originations replacing roll-off • Production efforts focused on new origination yields while maintaining credit standards • Continued relationship expansion of new network partners added in 2022/2023 Consumer Indirect Loan Portfolio 2022 Production Credit Score Distribution 700+ 8,017 91.1% 670-699 564 6.4% >640 215 2.5% 8,796 100.0% Indirect Lending 5 Year Indirect Balances ($ in millions) $314 $349 $358 $373 $482 2018 2019 2020 2021 2022

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 37 Prime Mortgage Loan Portfolio • Targeted growth of 2 to 4% • Retail production reflective of MBA forecast ~$400 million • Adding 3 to 5 new investors to provide added choice for customers and flexibility in product offerings • Differentiate in market with strategic single close construction and jumbo products 2022 Production Credit Score Distribution 700+ 1,234 80.3% 670-699 156 10.2% >640 146 9.5% 1,536 100.0% Mortgage Portfolio Weighted Metrics Credit Score 758 Debt-to-Income 33% Loan-to-value 69% Jumbo, 47.9% Rental, 1.1% Conforming, 44.7% Construction, 6.2% Total Outstanding $653M 2023 Focus as of December 31, 2022

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Q&A Session 38 Craig Dwight, Thomas Prame, Lynn Kerber and Noe Najera

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Mark Secor Executive Vice President & Chief Financial Officer 39

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 60.39 25.27 2.95 27.14 6.98 2018 2019 2020 2021 2022 Net Income Growth HBNC Publicly Traded Banks $5.0B -$10.0B in Assets (Median) 1.31 1.35 1.22 1.34 1.24 2018 2019 2020 2021 2022 Return on Average Assets HBNC Publicly Traded Banks $5.0B -$10.0B in Assets (Median) Key Financial Trends 40 11.22 10.98 10.29 12.23 13.66 2018 2019 2020 2021 2022 Return On Average Equity HBNC Publicly Traded Banks $5.0B -$10.0B in Assets (Median) 2.46 2.38 2.24 2.05 1.90 2018 2019 2020 2021 2022 Non Interest Expense / Average Assets HBNC Publicly Traded Banks $5.0B -$10.0B in Assets (Median) Source: S&P Global Market Intelligence % % % % % % % % % % % % %% % % % %%%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 3.47% 3.46% 3.27% 2.96% 2.93% 0.88% 1.11% 0.63% 0.32% 0.54% 1.79% 2.16% 0.36% 0.08% 1.68% 2018 2019 2020 2021 2022 Adj. NIM (1) Adj. Cost of Core Funds (1) Avg. Fed Funds Rate (2) • Deposit beta current rate cycle is 24 basis points on Interest-bearing deposits • Shift in funding mix • Growth in wholesale borrowings helped fund loan growth (1) Footnote Index included in Appendix (see slides 50-51 for non-GAAP reconciliation) (2) Source: S&P Global Market Intelligence Net Interest Margin Trend and Outlook 41 Net Interest Margin Impacts of rising rates in 2022 Net Interest Income Drivers Key assumptions for 2023 • Target NIM of 2.70 to 2.80% • Fed Funds terminal rate at 5.25% and decreasing in the fourth quarter of 2023 • Balance sheet strategies to reduce wholesale funding dependency • Loan growth • Cashflow deployed to higher yielding assets • Interest rate stabilization in 2023

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Significant Liquidity 42 Sources of Liquidity $1,169 $251 $420 $897 $2,737 Tier 1: Cash/Equivalents Tier 2: Outstanding Advances Tier 3: Brokered Deposits Capacity Other Liquidity Total as of December 31, 2022

Productive Use of Capital

Deploying Capital

- Investing to leverage capital through organic loan growth
- Opportunistic acquisitions with focus on lease models
- Stock buyback to be evaluated when interest rates stabilize

Long-standing Dividend

- 30+ years of uninterrupted quarterly cash dividend
- Quarterly dividend increase of 6.3% to $0.16 per share in second quarter of 2022, resulting in tenth dividend increase in the last 11 years
- As of December 31, 2022, implied annualized dividend yield of 4.2%
- Targeted dividend payout ratio of 30-40% and aligned with capital retention strategy

Strong Cash Position

- Strong cash position at the holding company represents approximately 6 quarters of the current dividend plus fixed costs

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2023 Objectives Performance Metrics 2023 Objectives Annual Commercial Loan Growth 6 – 9% Annual Consumer Loan Growth 4 – 6% Net Interest Margin 2.70 – 2.80% Net Interest Income $185 - $195 Million Annual Expenses to Average Assets <1.90% ROAA >1.10% ROAE >11.70% 44

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Q&A Session 45 Craig Dwight, Thomas Prame and Mark Secor

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC VIRTUAL INVESTOR DAY | FEBRUARY 21, 2023 46

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 47 Appendix

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Strong Asset Quality Metrics $1,480 $2,129 $1,863 $1,641 $843 2018 2019 2020 2021 2022 Net Charge-Offs NCO's $15,175 $21,185 $26,807 $19,019 $21,840 2018 2019 2020 2021 2022 Non-Performing Loans NPL's $2,906 $1,976 $20,751 ($2,084) ($1,816) 2018 2019 2020 2021 2022 Credit Loss Expense (CECL Implementation 1Q20) $17,820 $17,667 $57,027 $54,286 $50,464 2018 2019 2020 2021 2022 Allowance for Credit Losses ("ACL") Allowance for Credit Losses ("ACL") NCOs/Average Loans NPLs/ Loans (period end) ACL/Loans 0.05% 0.06% 0.05% 0.05% 0.02% 0.50% 0.58% 0.69% 0.53% 0.52% 0.59% 0.48% 1.46% 1.48% 1.21% 48 $0 00 s $0 00 s $0 00 s $0 00 s

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31, 2017	2018	2019	2020	2021	2022	Quarter Ended, 12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Balance Sheet:											
Total Assets	$3,964	$4,247	$5,247	$5,887	$7,375	$7,873	$7,375	$7,420	$7,641	$7,719	$7,873
Gross Loans	$2,838	$3,014	$3,641	$3,881	$3,671	$4,164	$3,671	$3,730	$3,959	$4,033	$4,164
Deposits	$2,881	$3,139	$3,931	$4,531	$5,803	$5,858	$5,803	$5,851	$5,846	$5,831	$5,858
Tangible Common Equity	$325	$362	$478	$517	$548	$505	$548	$503	$484	$472	$505
Profitability:											
Net Income	$33.1	$53.1	$66.5	$68.5	$87.1	$93.4	$21.4	$23.6	$24.9	$23.8	$21.2
Return on Average Assets	0.97%	1.31%	1.35%	1.22%	1.34%	1.24%	1.14%	1.31%	1.33%	1.24%	1.09%
Return on Average Equity	8.7%	11.2%	11.0%	10.3%	12.2%	13.7%	11.8%	13.3%	14.7%	13.9%	12.7%
Net Interest Margin	3.70%	3.63%	3.58%	3.33%	3.03%	2.98%	2.87%	2.90%	3.13%	3.04%	2.85%
Efficiency Ratio(1)	65.0%	60.0%	57.0%	56.0%	57.1%	58.0%	61.8%	57.8%	54.9%	59.3%	60.1%
Asset Quality(2):											
NPAs & 90+ PD / Assets	0.44%	0.41%	0.47%	0.49%	0.31%	0.30%	0.31%	0.30%	0.28%	0.29%	0.30%
NPAs & 90+ PD / Loans + OREO	0.61%	0.57%	0.68%	0.74%	0.62%	0.58%	0.62%	0.61%	0.55%	0.56%	0.58%
Reserves / Total Loans	0.58%	0.59%	0.49%	1.47%	1.48%	1.21%	1.48%	1.41%	1.32%	1.27%	1.21%
NCOs / Avg. Loans	0.04%	0.05%	0.06%	0.05%	0.05%	0.02%	0.04%	0.00%	0.01%	0.00%	0.01%
Bancorp Capital Ratios:											
TCE Ratio	8.5%	8.8%	9.4%	9.1%	7.6%	6.6%	7.6%	6.9%	6.5%	6.3%	6.6%
Leverage Ratio	9.9%	10.1%	10.5%	10.7%	9.2%	10.2%	9.2%	9.7%	9.6%	9.6%	10.2%
Tier 1 Capital Ratio	12.4%	12.8%	13.5%	14.0%	14.1%	12.5%	14.1%	14.1%	13.7%	13.5%	13.6%
Total Capital Ratio	12.9%	13.4%	14.0%	14.9%	15.4%	13.4%	15.4%	15.2%	14.6%	14.4%	14.5%

(1) As calculated by S&P Global Market Intelligence.

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ®

49

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 50 Slide 40 • Adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Average cost of core funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 50-51 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts and non-recurring costs. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 51 Footnote Index December 31, December 31, December 31, December 31, December 31, 2022 2021 2020 2019 2018 Net interest income as reported 199,518$ 175,805$ 165,530$ 156,393$ 131,923$ Average interest earning assets 6,977,407 6,035,161 5,133,550 4,483,112 3,708,623 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 2.98% 3.03% 3.33% 3.58% 3.63% Net interest income as reported 199,518$ 175,805$ 165,530$ 156,393$ 131,923$ Prepayment penalties on borrowings - 125 3,804 - - Acquisition-related purchase accounting adjustments ("PAU") (3,476) (4,503) (6,936) (5,590) (6,089) Adjusted net interest income 196,042$ 171,427$ 162,398$ 150,803$ 125,834$ Adjusted net interest margin 2.93% 2.96% 3.27% 3.46% 3.47% Twelve Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 52 Footnote Index December 31, December 31, December 31, December 31, December 31, 2022 2021 2020 2019 2018 Total interest expense as reported 36,515$ 18,305$ 34,438$ 47,541$ 31,599$ Average interest bearing liabilities 5,467,018 4,561,968 3,974,907 3,526,230 2,948,364 Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities") 0.67% 0.40% 0.87% 1.35% 1.07% Total interest expense as reported 36,515$ 18,305$ 34,438$ 47,541$ 31,599$ Prepayment penalties on borrowings - (125) (3,804) - - Adjusted interest expense 36,515$ 18,180$ 30,634$ 47,541$ 31,599$ Average interest bearing liablities 5,467,018 4,561,968 3,974,907 3,526,230 2,948,364 Average non-interest bearing deposits 1,332,937 1,188,275 919,449 757,389 624,576 Average core funding 6,799,955$ 5,750,243$ 4,894,356$ 4,283,619$ 3,572,940$ Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds") 0.54% 0.32% 0.63% 1.11% 0.88% Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Twelve Months Ended